EXHIBIT 23.1
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                            CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-00047) of Banyan Strategic Realty Trust of our reports indicated below filed with the Securities and Exchange Commission.

                                                           Date of Auditors
              Financial Statements                         Report
              --------------------                         ----------------

Consolidated financial statements of Banyan                February 9, 1998
Strategic Realty Trust included in its Annual
Report (Form 10-K) for the year ended
December 31, 1997

Statement of revenue and certain expenses of               May 30, 1997
Phoenix Business Park for the year ended
December 31, 1996 included in the Current
Report (Form 8-K/A) of Banyan Strategic Realty
Trust dated June 26, 1997

Statement of revenue and certain expenses of               May 1, 1997
The Oklahoma Properties for the year ended
December 31, 1996 included in the Current
Report (Form 8-K/A) of Banyan Strategic
Realty Trust dated July 15, 1997

Statement of revenue and certain expenses                  October 9, 1997
of Southlake Corporate Center for the
period from September 26, 1996 to July 30,
1997 included in the Current Report
(Form 8-K/A) of Banyan Strategic Realty
Trust dated December 2, 1997

Statement of revenue and certain expenses                  October 1, 1997
of University Square Business Center for the year ended December 31, 1996 included in the Current Report (Form 8-K/A) of Banyan Strategic
Realty Trust dated December 2, 1997

Statement of revenue and certain expenses                  October 9, 1997
of Technology Center for the period from August 8, 1996 to August 26, 1997 included in the Current Report (Form 8-K/A) of
Banyan Strategic Realty Trust dated
December 2, 1997

Combined statements of revenue and certain                 May 27, 1998
expenses of Orlando Office Building Portfolio for the year ended December 31, 1997 and for the period from January 1, 1998 to April 30, 1998 included in the Current
Report (Form 8-K/A) of Banyan Strategic
Realty Trust dated May 29, 1998



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Statements of revenue and certain expenses of              May 21, 1998
Tower Lane Business Park for the year ended
December 31, 1997 and for the period from
January 1, 1998 to March 31, 1998 included
in the Current Report (Form 8-K/A) of
Banyan Strategic Realty Trust dated May 29,
1998

Statement of revenue and certain expenses                  June 19, 1998
of Peachtree Pointe Office Park for the
year ended December 31, 1997 included in the Current Report (Form 8-K/A) of Banyan
Strategic Realty Trust dated July 2, 1998






                                                 Ernst & Young LLP



Chicago, Illinois
August 19, 1998